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EXHIBIT  32.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Community Bancshares, Inc. ("Company") Quarterly Report on Form 10-Q for the period ended June 30, 2003 ("Report"), each of the undersigned certify that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 14, 2003                   By:/s/ Patrick M. Frawley
                                           ------------------------------------
                                           Patrick M. Frawley
                                           Chairman, Chief Executive Officer
                                           and President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Community Bancshares, Inc. and will be retained by Community Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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